                         PRESENTATION TO INVESTORS


                        [STEWART & STEVENSON LOGO]


                               AUGUST 2001

[STEWART & STEVENSON LOGO]                                    CORPORATE PROFILE

STEWART & STEVENSON IS A GLOBAL SYSTEM INTEGRATOR AND AFTERMARKET SUPPORT ORGANIZATION FOR ENERGY CONVERSION AND UTILIZATION SYSTEMS IN NICHE AND ENVIRONMENTALLY CHALLENGING APPLICATIONS.

COMPETITIVE ADVANTAGE IS ACHIEVED THROUGH SPEED, APPLICATION SKILLS, CUSTOMER RELATIONSHIPS AND SUPERIOR SERVICE UTILIZING ENABLING TECHNOLOGY PROVIDED BY PARTNERS WHO HAVE SCALE.

- MANUFACTURER, DISTRIBUTOR & PROVIDER OF SERVICE FOR ENGINE-DRIVEN EQUIPMENT

- HEADQUARTERS IN HOUSTON, TEXAS

- $1.15 BILLION U.S. DOLLARS SALES FY2000

- 4000+ EMPLOYEES...1000+ SERVICE TECHS &
  200+ ENGINEERING POSITIONS

- PUBLICLY TRADED ON NASDAQ (SSSS)

                                                                 [PICTURE]
                                                             CORPORATE OFFICE
                                                              HOUSTON, TEXAS

                                                                              2

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[STEWART & STEVENSON LOGO]                 SALES MIX FOR FISCAL YEAR 2000 ($MM)


                                 [PIE CHART]


                          $1.15 BILLION TOTAL SALES

                                                                             3
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[STEWART & STEVENSON LOGO]                                     POWER PRODUCTS

                                                            $613MM SALES FY 2000
- EQUIPMENT, PARTS, RENTAL, SERVICE SOLUTIONS                    [PIE CHART]

- 6 GEOGRAPHICAL REGIONS
  - GULF COAST, SOUTH TEXAS, NORTH INDUSTRIAL TEXAS,
    ROCKY MOUNTAINS, WESTERN, LATIN AMERICA

- 44 SERVICE LOCATIONS

- 1000+ SERVICE TECHS

- POWER GEN, GAS COMPRESSION & AGRICULTURE OEM BUSINESS UNITS

- MARINE SYSTEMS INTEGRATION

- ENGINE GEN SETS, PUMPING, AIR COMPRESSION, MATERIAL HANDLING
  REFRIGERATION, PROPULSION SYSTEMS


                  CREATING CUSTOMER VALUE THROUGH SUPERIOR SERVICE

                                                                             4
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[STEWART & STEVENSON LOGO]                                       POWER PRODUCTS

   MARINE

- PROPULSION
- SHIPS POWER
- SERVICE
- PARTS

[LOGOS]

   AGRICULTURE

- IRRIGATION SYSTEMS
- ENGINE-PUMPS
- ENGINE-GENERATORS
- PARTS
- SERVICE
- RENTALS

[LOGO]

  INDUSTRIAL, UTILITIES,
       COMMERCIAL

- POWER GEN
- FORKLIFTS
- OFF HWY VEHICLE
- AIR COMPRESSION
- ENGINES
- GAS COMPRESSION
- PUMPS
- RAILKING
- SERVICE
- PARTS
- RENTALS

[LOGOS]

  ON HIGHWAY TRUCK & BUS

- PARTS
- SERVICE
- REFRIGERATION
- ENGINES
- TRANSMISSIONS

[LOGOS]

  AIRPORTS, RAILWAY, HIGHWAY

- RAILKING
- SNOWBLOWER
- WHEELCHAIR LIFTS
- SERVICE

                                                                             5
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[STEWART & STEVENSON LOGO]                             POWER PRODUCTS LOCATIONS



                                       [MAP]

[STEWART & STEVENSON LOGO]                             TACTICAL VEHICLE SYSTEMS

                                                         $304MM SALES FY2000
                                                               [PICTURE]

- SOLE SOURCE PROVIDER OF 2 1/2-TON & 5-TON FAMILY OF MEDIUM TACTICAL VEHICLES
  (FMTV) TO US ARMY SINCE 1991

- FOURTEEN VEHICLE VARIANTS WITH 85% COMPONENT COMMONALITY

- OVER 14,000 VEHICLES IN THE FIELD; ANOTHER 70,000 TARGETED FOR REPLACEMENT

- FACILITY IN SEALY, TEXAS, PRODUCING 2000+ TRUCKS & TRAILERS ANNUALLY

- GROWING AFTERMARKET SUPPORT INFRASTRUCTURE WITH FACILITIES IN MILITARY
  LOCATIONS

- TECHNOLOGY FOCUS ON HYBRID ELECTRIC, SUSPENSION AND BRAKING, ON-VEHICLE ELECTRONICS AND DIAGNOSTICS

- US GOVERNMENT R&D PROGRAM FUNDING ADDS TO TECHNOLOGY BASE

- LEAN MANUFACTURING AND INNOVATIVE SUPPLIER PARTNERING


             POSITIONING TO WIN NEXT MULTI-YEAR AWARD EXPECTED FY2003
                                                                              7

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[STEWART & STEVENSON LOGO]                                   S&S TUG (AIRLINE)

                                                            $110MM SALES FY2000
                                                                 [PICTURE]

- MANUFACTURER AND SERVICE PROVIDER OF FULL RANGE OF AIRCRAFT GROUND SUPPORT
  SYSTEMS:
   - BAGGAGE & PUSH BACK TRACTORS
   - GROUND POWER
   - BELT LOADERS
   - AIR STARTS
   - AIR CONDITIONERS

- MANUFACTURER, RE-MANUFACTURER, AND SERVICE PROVIDER FOR SPECIALTY MATERIAL HANDLING APPLICATIONS:
   - RAIL CAR SPOTTERS
   - INDUSTRIAL MATERIAL HANDLING
   - SNOWBLOWERS

- FACILITIES IN ATLANTA, GA AND HOUSTON, TX

- SERVICE FACILITIES ON AIRPORT PROPERTIES

- TECHNOLOGY FOCUS...EMISSIONS, ELECTRIC PROPULSION, DRIVE TRAIN SYSTEMS

- MARKET GROWTH THROUGH ELECTRIC PRODUCTS, REGIONAL AIRLINES, AND SPECIALTY MATERIAL HANDLING


           GLOBAL MARKET PARTICIPANT WITH STRONG CUSTOMER RELATIONSHIPS

[STEWART & STEVENSON LOGO]                                  PETROLEUM EQUIPMENT

                                                            $100MM SALES FY2000
                                                                 [PICTURE]

- EQUIPMENT AND SERVICE SOLUTIONS FOR LAND AND OFF-SHORE OIL & GAS APPLICATIONS
   - COIL TUBING SYSTEMS
   - FRACTURING SYSTEMS
   - ACIDIZING SYSTEMS
   - REMANUFACTURING
   - MARINE RISER SYSTEMS
   - BLOW-OUT PREVENTERS & CONTROL SYSTEMS
   - ELASTOMER TECHNOLOGY AND PRODUCTS
   - HIGH PRESSURE VALVES

- GLOBAL BUSINESS WITH LOCATIONS IN HOUSTON, ABERDEEN, ABU DHABI, HONG KONG, BEIJING, MOSCOW

- TECHNOLOGY FOCUS ON PRESSURE SYSTEMS, TUBING SYSTEMS, ELECTRONIC CONTROLS, ENGINE APPLICATION

- NEW PROPRIETARY PRODUCT INTRODUCTION AND SERVICE GROWTH FOCUS


                 UNIQUE ENGINEERING SOLUTIONS IN GLOBAL MARKETS

                                        THE
                                        NEW
                                    MANAGEMENT
                                        AT
                             [STEWART & STEVENSON LOGO]

[STEWART & STEVENSON LOGO]                                            EPS MODEL

                                    - RECEIVABLES
                                    - INVENTORY
                                    - TVS CHANGE ORDERS

                                    - NEW PRODUCTS
                                    - STRATEGIC OPS
                                    - ACQUISITIONS

                                       [CHART]

                                    - SUPPLY CHAIN
                                    - ERP/JDEDWARDS

[STEWART & STEVENSON LOGO]                                     FIVE INITIATIVES




      LEADERSHIP
      WORKING CAPITAL
      GROWTH
      INFORMATION MANAGEMENT
      SUPPLY CHAIN

[STEWART & STEVENSON LOGO]                                           LEADERSHIP



                                      [CHART]



                     8 OF 10 BOARD MEMBERS ADDED IN LAST 3 YEARS

[STEWART & STEVENSON LOGO]                                WORKING CAPITAL ($MM)

                                     [GRAPHIC]


              $200MM+ IMPROVEMENT... IMPROVED EARNINGS PERFORMANCE...
                 GAS COMPRESSION ASSET SALE... INVENTORY REDUCTIONS

[STEWART & STEVENSON LOGO]                                            A NEW AGE


                                     [GRAPHIC]

                                    SUPPLY CHAIN


                                                                     DEVELOPING
ESTABLISHED            ENGAGED              CONDUCTING              PROCUREMENT
SUPPLY CHAIN          PROCUREMENT          SYMPOSIUMS WITH          PROGRAMS...
MANAGEMENT             EXPERTS             SUPPLIERS, 4000         373 CONTRACTS
TEAM                                       ATTEND MEETINGS            AWARDED


             TARGETING $20 MILLION IN ANNUAL SAVINGS BEGINNING FY2001

[STEWART & STEVENSON LOGO]                           EPS INFORMATION MANAGEMENT

WEB BASED COMPUTING EXPAND AUTOMATION

E-BUSINESS
E-PROCUREMENT
SRM/PRM
E-LEARNING
CRM
APS
ANALYTICS

CURRENT STATUS
APPLICATION CENTRALIZATION: BEGIN AUTOMATION

JDE: ACCOUNTING
MANUFACTURING
PAYROLL
DISTRIBUTION
LABOR/INVENTORY
BAR CODE
P-CARDS
SFA
LAPTOPS


INFRASTRUCTURE CENTRALIZATION

EMAIL
INTERNET ACCESS
WEBSITE
TCP/IP
INTEGRATED DATA/VOICE
PRO-ENGINEERING


LEGACY SYSTEMS DE-CENTRALIZED

GREEN SCREEN
HP3000
E-3 PARTS
PLANNING
CULLINET
GL/PAYROLL
NOVELL

                           $30MM PROJECT... JDE 60% COMPLETE

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[STEWART & STEVENSON LOGO]                                          EPS GROWTH

- SERVICE BUSINESS... FY2000 200+ SERVICE TECHS ADDED, SERVICE & PARTS SALES UP 11%

- POWER GEN BUSINESS... LARGE BACKLOG IN PLACE... SUCCESS IN WESTERN REGION
  OF USA

                                                                  [PICTURE]
                                                              NEW DALLAS BRANCH

- SINCE 1999 ADDED CALIFORNIA THERMO KING, PHARR, PUEBLO, GILLETTE, WACO, REDDING, VALENCIA, COLOMBIA FREE TRADE ZONE, AND A NEW $10MM FACILITY IN DALLAS IN PROCESS

- MERCRUISER, AURAGEN ADDED... DEUTZ FRANCHISE IN VENEZUELA

- OPTIONS ON U.S. ARMY CONTRACTS AND GROWING CONTRACTOR LOGISTIC SUPPORT
  BUSINESS

- STRATEGIC ACQUISITIONS... $100MM IN CASH, $150MM UNUSED CREDIT FACILITIES AND STOCK AVAILABLE


                   DOUBLE DIGIT SALES AND EPS GROWTH EXPECTED

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                              FINANCIAL

                      [STEWART & STEVENSON LOGO]

                               RESULTS

[STEWART & STEVENSON LOGO]              QUARTERLY PERFORMANCE TRENDS-SALES ($MM)


                                 [BAR CHART]


        GROWTH DRIVEN BY NEW TVS CONTRACT, PETROLEUM REBOUND, AND POWER
                             GENERATION RESTART

[STEWART & STEVENSON LOGO]                    QUARTERLY PERFORMANCE TRENDS ($MM)

NET EARNINGS - CONTINUING OPERATIONS


                                 [BAR CHART]



                  TEN CONSECUTIVE QUARTERS OF EARNINGS GROWTH


 * EXCLUDING EXTRAORDINARY ITEMS

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[STEWART & STEVENSON LOGO]                           CORPORATE TOTAL DEBT ($MM)


                                 [BAR CHART]


                   ... TOTAL DEBT DECREASED TO $68 MILLION

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[STEWART & STEVENSON LOGO]                   CORPORATE CASH & EQUIVALENTS ($MM)


                                 [BAR CHART]



                ... AND CASH AND EQUIVALENTS EXCEED $100 MILLION

[STEWART & STEVENSON LOGO]                                     OUTLOOK FOR 2001



                                   [GRAPHIC]

[STEWART & STEVENSON LOGO]                                        ORDER BACKLOG


                                January 31,   April 29,    July 29,    October 28,    January 31,    April 28,    July 28,
(Millions)                          2000        2000         2000         2000           2001          2001         2001
                                ------------------------------------------------------------------------------------------
Tactical Vehicle Systems        $  914.5       $839.5       $795.7        $742.8         $658.2        $596.3     $  493.1

Power Products
  Normal                            77.6         89.9        116.7         119.2          107.3         138.2        146.1
  California Projects                  -            -            -             -           30.5          39.0            -
                                ------------------------------------------------------------------------------------------
                                    77.6         89.9        116.7         119.2          137.8         177.2        146.1

Petroleum Equipment                 17.2         26.5         55.6          65.6           55.3          47.4         63.0

Airline Products                    23.5         18.6         17.2          19.5           16.2          17.2         17.1

Other Business Activities           24.0         14.7         10.1          16.5           11.3           7.1         10.6
                                ------------------------------------------------------------------------------------------
                                $1,056.8       $989.2       $995.3        $963.6         $878.8        $845.2    $  729.9


- UNFILLED ORDERS OF THE TACTICAL VEHICLE SYSTEMS SEGMENT CONSIST PRINCIPALLY OF THE FOLLOW-ON CONTRACT AWARDED IN OCTOBER 1998 BY THE UNITED STATES ARMY TANK - AUTOMOTIVE AND ARMAMENT COMMAND (TACOM) FOR TRUCK AND TRAILER DELIVERIES THROUGH SEPTEMBER 2002

- POWER PRODUCT ORDERS INCLUDED TWO TURNKEY POWER GENERATION PROJECTS (APPROXIMATELY $31 MILLION EACH) THAT ARE PART OF THE CALIFORNIA INDEPENDENT SYSTEM OPERATION SUMMER RELIABILITY PROGRAM. A MAJORITY OF THE REVENUE RELATED TO THESE PROJECTS WAS RECORDED DURING THE FIRST SIX MONTHS OF FISCAL 2001.

[STEWART & STEVENSON LOGO]                             TACTICAL VEHICLE SYSTEMS

Selected Other Information



                                                                                Fiscal
                                              Fiscal 2001                        2002
                                    ---------------------------------------      First
                                      First     Third     Fourth      Total      Eight
                                      Half     Quarter*   Quarter*    Year*     Months*
                                    ----------------------------------------------------
Unit Shipments
--------------
  MTV                                  945       376         389       1710       357
  LMTV                                 145       175         180        500      1195
  Trailers                             373       198         119        690       360
                                    ----------------------------------------------------
                                      1463       749         688       2900      1912

Estimated Sales ($millions)          $ 217      $100        $105      $ 422     $ 288


- BASED ON CURRENT US ARMY FORECAST AND OTHER DATA
  SEE "CAUTIONARY STATEMENTS" FOR IMPORTANT INFORMATION REGARDING
  FORWARD-LOOKING STATEMENTS.

- THE $493 MILLION ORDER BACKLOG IS EXPECTED TO BE FULFILLED DURING 3Q01 ($100 MILLION), 4Q01 ($105 MILLION), AND THE FIRST 8 MONTHS OF FISCAL 2002 ($288 MILLION).

[STEWART & STEVENSON LOGO]                                              SUMMARY

 - IMPLEMENT 5 INITIATIVES

 - WIN U.S. ARMY REBUY-2 AT TVS

 - GROW SERVICE PRODUCTS IN ALL BUSINESS UNITS

 - RE-ESTABLISH PROMINENT MARKET POSITION IN POWER  GENERATION

 - INCREASE MARGIN RATES IN POWER PRODUCTS

 - COMPLETE STEWART & STEVENSON TUG INTEGRATION

 - LAUNCH SUCCESSFUL NEW PRODUCTS AT PED

 - UTILIZE INFORMATION MANAGEMENT FOR IMPROVED CUSTOMER SERVICE, LOWER COSTS, AND E-COMMERCE

  IDENTIFY & COMPLETE SYNERGISTIC ACQUISITION TO GROW SHAREHOLDER VALUE

[STEWART & STEVENSON LOGO]                            FORWARD LOOKING STATEMENTS

STATEMENTS CONTAINED IN THIS PRESENTATION WHICH ARE NOT HISTORICAL FACTS COULD BE CONSIDERED FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANTICIPATED RESULTS. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING THE EFFECTS OF GOVERNMENT BUDGETS AND REQUIREMENTS, ECONOMIC CONDITIONS, COMPETITIVE ENVIRONMENT AND TIMING OF AWARDS AND CONTRACTS, IN ADDITION TO OTHER FACTORS DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          [STEWART & STEVENSON LOGO]

                                  THANK YOU!




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